UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 6, 2016 (July 5, 2016)
Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)

(702) 407-6000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Chief Executive Officer Employment Agreement

On July 5, 2016, Caesars Entertainment Corporation (the “Company”) approved an amendment (the “Amendment”) to that certain employment agreement, dated February 5, 2015, as amended, among the Company, Caesars Enterprise Services, LLC (“CES”) and Mark Frissora (as further amended by the Amendment, the “Employment Agreement”) to reflect certain changes in Mr. Frissora’s duties and compensation. The material terms of the Amendment are set forth below.

Pursuant to the Amendment, Mr. Frissora will agree to provide strategic advisory consulting services to Caesars Acquisition Company (“CAC”, which will join the Amendment for these purposes), a joint venture partner of the Company in Caesars Growth Partners, LLC (“CGP”), with respect to the operation of the properties owned by CGP and investment and growth strategies of same (the “Consulting Services”). In consideration for the Consulting Services, CAC granted Mr. Frissora restricted stock units (the “CAC RSUs”) under the CAC 2014 Performance Incentive Plan with respect to that number of shares of Class A common stock of CAC, par value $0.001 per share (a “CAC Share”), having an aggregate value of $3,000,000 determined as of the date of grant, where each CAC RSU represents the right to receive one CAC Share. The CAC RSUs will vest in three equal installments on the anniversary of the grant dates, subject to Mr. Frissora’s continued employment by the Company through such applicable date. In addition, in the event Mr. Frissora is terminated by the Company without Cause due to death or Disability, or by Mr. Frissora for Good Reason other than in connection with a Change of Control, Mr. Frissora will be entitled to one year of additional vesting with respect to (a) the CAC RSUs, (b) the restricted stock units awarded by the Company to Mr. Frissora on March 23, 2016 and (c) any other equity awards granted to Mr. Frissora. In this paragraph, Disability, Good Reason and Change of Control have the meanings given to such terms in the Employment Agreement.

In addition, Mr. Frissora’s (a) base salary is increased from $1,800,000 to $2,000,000 and (b) target annual bonus opportunity is adjusted from 150% to 175% of his base salary, each amendment to be effective as of February 5, 2016. The target price of Mr. Frissora’s Price Target Performance-Based Options granted on February 5, 2015 under the 2012 Plan is reduced from $30 per share to $15 per share.

The foregoing summary is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Retention Awards Agreements

On July 5, 2016, in an effort to retain certain key personnel, the Human Resources Committee of the Board of Directors of the Company approved Restricted Stock Unit Award Agreements and Cash Award Agreements for participants under the Caesars Entertainment Corporation 2012 Performance Incentive Plan (the “2012 PIP”).

Each participant receiving an award under a Restricted Stock Unit Award Agreement will receive a number of restricted stock units (the “CEC RSUs”) under the Company’s 2012 Performance Incentive Plan, subject to certain forfeiture and the restrictions set forth therein. The CEC RSUs will vest 18 months after the date of the grant, subject to the participant’s continued employment with the Company on such vesting date. In the event of the participant’s (a) termination without Cause, (b) resignation for Good Reason or (c) death or disability, the participant’s unvested CEC RSUs will vest in full upon such termination. In this paragraph, Cause and Good Reason have the meanings given to such terms in the 2012 PIP (or as may be otherwise provided in an individual’s employment agreement).

Each participant receiving an award under a Cash Award Agreement will receive certain cash payments under the Company’s 2012 Performance Incentive Plan, subject to certain forfeiture and the restrictions set forth therein. The cash awards will vest 18 months after the date of the grant, subject to the participant’s continued

employment with the Company or one of its subsidiaries on such vesting date. In the event of the participant’s (a) termination without Cause, (b) resignation for Good Reason or (c) death or disability, the participant’s unvested cash awards will vest in full upon such termination. In this paragraph, Cause and Good Reason have the meanings given to such terms in the 2012 PIP (or as may be otherwise provided in an individual’s employment agreement).

The following persons received retention awards:

	Restricted Stock Unit Award	Cash Award
Thomas Jenkin Global President of Destination Markets	86,786	$366,667
Eric Hession Executive Vice President and Chief Financial Officer	72,979	$308,333
Timothy Donovan Executive Vice President, General Counsel and Chief Regulatory & Compliance Officer	90,730	$383,333

The foregoing summaries are qualified in their entirety by references to the full texts of the Forms of Restricted Stock Unit Award Agreement and the Cash Award Agreement, which are attached hereto as Exhibit 10.4 and 10.5, respectively, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being furnished herewith:

Exhibit No.	Description
10.1	Amendment No. 2 to Employment Agreement among Caesars Entertainment Corporation, Caesars Enterprise Services, LLC, Caesars Acquisition Company and Mark Frissora
10.2	Restricted Stock Unit Award between Mark Frissora and Caesars Entertainment Corporation
10.3	Restricted Stock Unit Award dated as of June 29, 2016 between Mark Frissora and Caesars Acquisition Company
10.4	Form of Restricted Stock Unit Award Agreement (July 2016 Retention Awards)
10.5	Form of Cash Award Agreement (July 2016 Retention Awards)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2016	CAESARS ENTERTAINMENT CORPORATION

By: /s/ Scott E. Wiegand
Scott E. Wiegand
Senior Vice President, Deputy General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 2 to Employment Agreement among Caesars Entertainment Corporation, Caesars Enterprise Services, LLC, Caesars Acquisition Company and Mark Frissora
10.2	Restricted Stock Unit Award between Mark Frissora and Caesars Entertainment Corporation
10.3	Restricted Stock Unit Award dated as of June 29, 2016 between Mark Frissora and Caesars Acquisition Company
10.4	Form of Restricted Stock Unit Award Agreement (July 2016 Retention Awards)
10.5	Form of Cash Award Agreement (July 2016 Retention Awards)